EXHIBIT 11


            CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption
"Independent Auditors" and to the use of our report dated
August 8, 1996 with respect to SR&F Municipal Money Market
Portfolio in the Registration Statement (Form N-1A) of SR&F
Base Trust, filed with the Securities and Exchange
Commission in this Amendment No. 6 to the Registration
Statement under the Investment Company Act of 1940
(Registration No. 811-7996).

                                      ERNST & YOUNG LLP


Chicago, Illinois
December 19, 1996